                                                                  EXHIBIT 10.27

                                 PROMISSORY NOTE

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
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  PRINCIPAL        LOAN DATE         MATURITY           Loan No         Call     Collateral      Account      Officer    Initials
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
$350,000.00      03-18-1998         09-18-1999       01400008-52                                                 30
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         References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower:  LITTLE ROCKBACK YARD BURGERS INC.  Lender: Eagle Bank & Trust Company
           (TIN 62-1509133)                           P.O. Box 22120
           2768 COLONY PARK DRIVE                     LITTLE ROCK, AR 72221
           MEMPHIS, TN 38118

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
PRINCIPAL AMOUNT: $350,000.00            INTEREST RATE: 9.500%               DATE OF NOTE: MARCH 18, 1998
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         PROMISE TO PAY. LITTLE ROCK BACK YARD BURGERS, INC. ("BORROWER")
         PROMISES TO PAY TO EAGLE BANK & TRUST COMPANY ("LENDER"), OR ORDER, IN
         LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF
         THREE HUNDRED FIFTY THOUSAND & 0/100 DOLLARS ($350.000.00), TOGETHER
         WITH INTEREST AT THE RATE OF 9.500% PER ANNUM ON THE UNPAID PRINCIPAL
         BALANCE FROM MARCH 18, 1998, UNTIL PAID IN FULL.

         PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS
         MADE, IN 17 REGULAR PAYMENTS OF $5,723.06 EACH AND ONE IRREGULAR LAST
         PAYMENT ESTIMATED AT $298,991.40. BORROWER'S FIRST PAYMENT IS DUE APRIL
         18, 1998, AND ALL SUBSEQUENT PAYMENTS ARE DUE ON THE SAME DAY OF EACH
         MONTH AFTER THAT. BORROWER'S FINAL PAYMENT DUE SEPTEMBER 18, 1999, WILL
         BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. PAYMENTS
         INCLUDE PRINCIPAL AND INTEREST. The interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ration of the annual interest rate over the number of days in a year (366 during leap years), multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

         PRE-PAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a redult of default), except as otherwise required by law. Except for the foregoing, Borrow may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule.
         Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

         LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $15.00, WHICHEVER
         IS GREATER.

         DEFAULT. Borrower will be in default if any of the following happens:
         (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. ( c)
         Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materailly afect any of Borrower's propert or Borrower's ability to repay this Note or perform
         Borrower's obligation under this Note or any of the Related Documents.
         (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of the borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower of against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lein or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) a material asverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impared. ( i ) Lendor in good faith deems itself incecure.



         LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note 4.000 percentage points, but in no event at an effective total interest rate on this Note greater than the rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, usbject to any limits under applicable laws, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings ( including efforts to nodify or vacate any automatic stay or injuction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay nay court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF ARKANSAS. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OR THE COURTS OF PULASKI COUNTY, THE STATE OF ARKANSAS. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNDERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE.

         DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

         RIGHT OF SETOFF. Borrower grants to Lender a contractual possossory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust acccounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

         COLLATERAL. This Note is secured by a Mortage dated March 18, 1998, to lender on real property located in PULASKI County, State of Arkansas, all the terms and conditions of which are herby incorporated and made a part of this Note.

         GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, quarantees or endorses this Note, to the extent allowed by law waive presentment, demand for payment, protest and nitice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who sighs this Note, wherher as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree toat Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender withour the consent of or notice to everyone. Ass such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

         PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

         BORROWER:

         LITTLE ROCK BACK YARD BURGERS, INC.

         By:
            --------------------------------------------------------------
            LATTIMORE MICHAEL, CHAIRMAN & CHIEF EXECUTIVE OFFICER

         By:
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            STEPHEN J KING, CHIEF FINANCIAL OFFICER